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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2003

                                   ----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


            MINNESOTA                                            95-3409686
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation of organization)                              Identification No.)


400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS                77060
        (Address of Principal Executive Offices)                      (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
         (Former name, former address and former fiscal year, if changed since last report)



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Item 7. Financial Statements and Exhibits.

         Number            Description

         99.1 Press Release of Cal Dive International, Inc. dated May 1, 2003 reporting Cal Dive's financial results for the first quarter of 2003.

Item 9. Regulation FD disclosure

Incorporated by reference is a press release issued by the Registrant on May 1, 2003 regarding earnings for the first quarter of 2003, attached as Exhibit 99.1. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, on Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: May 1, 2003


                                       CAL DIVE INTERNATIONAL, INC.


                                       By:  /s/ S. James Nelson
                                            ------------------------------------
                                            S. James Nelson
                                            Vice Chairman



                                       By:  /s/ A. Wade Pursell
                                            ------------------------------------
                                            A. Wade Pursell
                                            Senior Vice President and
                                            Chief Financial Officer



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                                INDEX TO EXHIBITS

         Exhibit No.                Description
             99.1          Press Release dated May 1, 2003.